UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 14, 2008
NACCO Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9172	34-1505819

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Landerbrook Drive
Cleveland, Ohio	44124-4017

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 449-9600

N/A

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-3.1
EX-10.1
EX-10.2

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 12, 2008, the Compensation Committee of the Board of Directors of Hamilton Beach Brands, Inc., referred to as HBB, a wholly-owned subsidiary of NACCO Industries, Inc., referred to as NACCO, adopted the Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008), referred to as the HBB LTIP, for the benefit of key management employees of HBB.
     Also on February 12, 2008, the Compensation Committee of the Board of Directors of NACCO Materials Handling Group, Inc., referred to as NMHG, another wholly-owned subsidiary of NACCO adopted the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008), referred to as the NMHG LTIP, for the benefit of key management employees of NMHG. The HBB LTIP and the NMHG LTIP are referred to collectively as the “LTIPs.”
     The adoption of the LTIPs was subject to the approval by the stockholders of NACCO. The stockholders of NACCO approved the LTIPs on May 14, 2008.
     The HBB LTIP was adopted as a replacement for The Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan For The Period From January 1, 2003 Through December 31, 2007 (As Amended and Restated Effective as of December 1, 2007), referred to as the Old HBB LTIP. The NMHG LTIP was adopted as a replacement for The NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan For The Period From January 1, 2000 Through December 31, 2007 (As Amended and Restated Effective as of December 1, 2007), referred to as the Old NMHG LTIP. The Old HBB LTIP and the Old NMHG LTIP were each frozen effective December 31, 2007.
     The LTIPs were adopted so that the awards under the plans would meet the criteria for deductibility under Section 162(m) of the Internal Revenue Code, referred to as the Code.
     Plan Terms
     The HBB LTIP and the NMHG LTIP are substantially identical to the Old HBB LTIP and the Old NMHG LTIP, respectively, except that the respective Compensation Committees are prohibited from taking any action that would cause any awards under the LTIPs to be treated as “applicable employee remuneration” with respect to participants who are or are likely to become “covered employees” under Code Section 162(m).
     The LTIPs provide for the granting of annual awards, in an amount determined by the applicable Compensation Committee, in accordance with the following rules:
•	The performance periods under the LTIPs are one or more years, as determined by the Compensation Committee within the first 90 days of each performance period.

•	At the beginning of each performance period, the Compensation Committee adopts performance criteria upon which the LTIP awards are based. The performance criteria must be based on the applicable company’s return on total capital employed, referred to as ROTCE.

•	Participants are granted dollar-denominated target awards each year. Target awards are based on a percentage of each employee’s salary midpoint. The Compensation Committee bases these percentages on recommendations made by an independent compensation consultant.

•	Final awards for each individual are determined by adjusting the target award based on the applicable company’s actual performance against the established ROTCE target for the year. For participants other than those who are or are likely to become “covered employees” under Code Section 162(m), the Compensation Committee, in its discretion, may also increase or decrease the LTIP awards and may approve the payment of awards where company performance would otherwise not meet the minimum criteria set for payment of awards.

•	The final dollar-denominated awards are credited to a sub-account in the name of the participant on the company’s books, effective as of January 1st of the year following the end of the performance period. They are fully vested when granted.

•	The sub-accounts are generally credited with interest at a rate equal to the greater of (1) the rate earned by investments in the fixed income investment fund under company’s 401(k) plan for the year or (2) the rate determined under a table that is adopted annually by the Compensation Committee, which is based on ROTCE. In general, interest credits stop when a participant terminates employment.

•	The balance of each sub-account is paid out, in cash, within 90-days of the third anniversary of the date on which the award was first credited to the sub-account or, if earlier, on the date of a change-in-control or the date of the participant’s death, disability or retirement.
     The LTIPs are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and are hereby incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to the full text of the documents, which are attached hereto as exhibits.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On May 14, 2008, the Board of Directors of NACCO approved amendments effective immediately to Section 1 and Section 2 of Article V of NACCO’s Amended and Restated Bylaws to expressly provide for the issuance and transfer of uncertificated shares of the Company’s stock.

     The text of amended Section 1 and Section 2 of Article V of NACCO’s Amended and Restated Bylaws is attached as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Exhibit Description

3.1	Text of Amended Section 1 and Section 2 of Article V of the Amended and Restated Bylaws of NACCO Industries, Inc.

10.1	The Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008)

10.2	The NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NACCO INDUSTRIES, INC.
By:	/s/ Charles A. Bittenbender
Name:	Charles A. Bittenbender
Title:	Vice President, General Counsel and Secretary

Date: May 16, 2008

Exhibit Index

Exhibit No.	Exhibit Description

3.1	Text of Amended Section 1 and Section 2 of Article V of the Amended and Restated Bylaws of NACCO Industries, Inc.

10.1	The Hamilton Beach Brands, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008)

10.2	The NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (Effective January 1, 2008)